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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 20, 2004


                       CITIGROUP MORTGAGE LOAN TRUST INC.

            (as depositor under the Pooling and Servicing Agreement,
             dated as of May 1, 2004, providing for the issuance of
                 Carrington Mortgage Loan Trust, Series 2004-NC1
                     Asset Backed Pass-Through Certificates)


                       Citigroup Mortgage Loan Trust Inc.
                       ----------------------------------

             (Exact name of registrant as specified in its charter)
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           Delaware                  333-107958          01-0791848
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(State or Other Jurisdiction        (Commission         (I.R.S. Employer
of Incorporation)                    File Number)        Identification Number)

390 Greenwich Street
New York, New York                                              10013
--------------------------------------------                    ------
(Address of Principal Executive Offices)                       Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
                                                     --------------


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                                       -2-


Item 2.  Acquisition or Disposition of Assets
         ------------------------------------


Description of the Certificates and the Mortgage Pools

                   On May 20, 2004, a single series of certificates, entitled Carrington Mortgage Loan Trust, Series 2004-NC1, Asset Backed Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of May 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Citigroup Mortgage Loan Trust Inc. (the "Depositor"), New Century Mortgage Corporation (the "Servicer") and Deutsche Bank National Trust Company (the "Trustee"). The Certificates consist of thirteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates," the "Class A-2A Certificates," the "Class A-2B Certificates," the "Class A-2C Certificates," the "Class M-1 Certificates," the "Class M-2 Certificates," the "Class M-3 Certificates," the "Class M-4 Certificates," the "Class M-5 Certificates," the "Class M-6 Certificates," the "Class CE Certificates," the "Class P Certificates," and the "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $336,792,818.26 as of May 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated May 17, 2004(the "Mortgage Loan Purchase Agreement"), among the Depositor, NC Capital Corporation (the "Responsible Party") and Carrington Asset Acceptance Company, L.L.C. (the "Seller"). The Certificates (other than the Class M-6 Certificates, Class P Certificates, Class CE Certificates and Class R Certificates) were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the "Representative"), pursuant to an Underwriting Agreement, dated May 17, 2004, between the Depositor and the Representative.

                  The Certificates have the following initial Certificate Balances and Pass-Through Rates:






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                                       -3-



                           Initial Certificate
      Class                 Principal Balance                Pass-Through Rate
      ------                ------------------               -----------------
        A-1                  $100,000,000.00                      Variable
       A-2A                  $ 66,410,000.00                      Variable
       A-2B                  $ 85,320,000.00                      Variable
       A-2C                  $ 15,683,000.00                      Variable
        M-1                  $ 22,734,000.00                      Variable
        M-2                  $ 17,681,000.00                      Variable
        M-3                  $  5,894,000.00                      Variable
        M-4                  $  5,052,000.00                      Variable
        M-5                  $  4,210,000.00                      Variable
        M-6                  $  3,536,000.00                      Variable
        CE                   $ 10,272,718.26                      Variable
         P                   $        100.00                        N/A
         R               100% Percentage Interest                   N/A


                  The Certificates, other than the Class CE, the Class P and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated February 9, 2004, and the Prospectus Supplement, dated May 17, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE, the Class P and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.




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                                       -4-

Item 7. Financial Statements and Exhibits
        ---------------------------------

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits



        Exhibit No.               Description
        -----------               -----------

                4.1 Pooling and Servicing Agreement, dated as of May 1, 2004, among Citigroup Mortgage Loan Trust Inc. as Depositor, New Century Mortgage Corporation as Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2004-NC1 Certificates.






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                                   SIGNATURES


                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 20, 2004

                                           CITIGROUP MORTGAGE LOAN TRUST
                                           INC.


                                           By:     /s/ Matthew Bollo
                                               --------------------------------
                                           Name:   Matthew Bollo
                                           Title:  Assistant Vice President




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

                                                 Index to Exhibits


                                                                                        Sequentially
    Exhibit No.                                  Description                           Numbered Page
    -----------                                  ------------                          -------------
        4.1           Pooling and Servicing Agreement, dated as of May 1,                    7
                      2004, among Citigroup Mortgage Loan Trust Inc. as
                      Depositor, New Century Mortgage Corporation as
                      Servicer and Deutsche Bank National Trust Company as
                      Trustee, relating to the Series 2004-NC1 Certificates.




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                                   Exhibit 4.1